Market Risk	12 Months Ended
Dec. 31, 2022
Disclosure Of Market Risk Exposure [Abstract]
Market Risk
Market risk

Overview
Market risk comprises non-traded market risk and traded market risk.
Non-traded market risk is the risk of loss of income, economic or market value due to changes to interest rates in the non-trading book or to changes in other market risk factors (e.g. credit spread and inflation risk), where such changes would affect our net worth through an adjustment to revenues, assets, liabilities and off-balance sheet exposures in the non-trading book.
Traded market risk is the risk of changes in market factors that affect the value of the positions in the trading book. We have no significant traded market risk exposure.
In this section, we set out which of our assets and liabilities are exposed to non-traded and traded market risk. Then we explain how we manage these risks and discuss our key market risk metrics.

Key metrics
Net Interest Income (NII) sensitivity to +100bps was £241m and to ‑100bps was £(197)m (2021: £318m and £(440)m).
Economic Value of Equity (EVE) sensitivity to +100bps was £(487)m and to ‑100bps was £635m (2021: £(431)m and £184m).

BALANCE SHEET ALLOCATION BY MARKET RISK CLASSIFICATION (AUDITED)
We classify all our assets and liabilities exposed to market risk as non-traded market risk, except for certain portfolios that we must classify as trading books for regulatory purposes (such as selling derivatives or derivative-based products to clients), of which we must fair value for accounting reasons (such as assets in the eligible liquidity pool). For accounting purposes, we classify all derivatives as held for trading unless they are designated as being in a hedging relationship. For more, see Note 11 to the Consolidated Financial Statements.
NON-TRADED MARKET RISK
OUR KEY NON-TRADED MARKET RISKS (audited)
Non-traded market risk mainly comes from providing banking products and services to our customers, as well as our structural balance sheet exposures. It arises in all our business segments. In Retail Banking, Consumer Finance and Corporate & Commercial Banking, it is a by-product of us writing customer business and we transfer most of these risks to Corporate Centre to manage. The only types of non-traded market risk that we keep in Retail Banking, Consumer Finance and Corporate & Commercial Banking are short-term mismatches due to forecasting variances in prepayment and launch risk. This is where customers repay their loans earlier than their expected maturity date or do not take the expected volume of new products. Corporate Centre also manages our structural balance sheet exposures, such as foreign exchange and Income Statement volatility risk.
Our key non-traded market risks are:

Key risks	Description
Interest rate risk
Yield curve risk: comes from timing mismatches in repricing fixed and variable rate assets, liabilities and off-balance sheet instruments. It also comes from investing non-rate sensitive liabilities in interest-earning assets.
Basis risk: comes from pricing assets using a different rate index to the liabilities that fund them. We are exposed to basis risks associated with Bank of England bank rate, reserve rate linked assets we deposit with central banks, and the Sterling Overnight Index Average (SONIA) rate.

Spread risk	Spread risk arises when the value of assets or liabilities which are accounted for at fair value (either through Other Comprehensive Income or through Profit and Loss) are affected by changes in the credit spread. We measure these spreads as the difference between the discount rate we use to value the asset or liability, and an underlying interest rate curve.
Foreign exchange risk	Our banking businesses operate mainly in sterling markets, so we do not create significant foreign exchange exposures. The only exception to this is money we raise in foreign currencies. For more on this, see ‘Wholesale funding’ in the ‘Liquidity risk’ section.
Income statement volatility risk
We measure most of the assets and liabilities in our banking book balance sheet at amortised cost. We sometimes manage their risk profile by using derivatives. As all derivatives are accounted for at fair value, the mismatch in their accounting treatment can lead to volatility in our Income Statement. This happens even if the derivative is an economic hedge of the asset or liability.

NON-TRADED MARKET RISK MANAGEMENT
Risk appetite
Our Structural and Market Risk framework sets out our high-level arrangements and standards to manage, control and oversee non-traded market risk, and is part of our overall Risk Framework. Our Risk Appetite sets the controls, risk limits and key risk metrics for non-traded market risk. We show risk appetite by the income and value sensitivity limits we set in our Risk Appetite, at both Santander UK and Banco Santander group levels.
Risk measurement
We mainly measure our exposures with NII and EVE sensitivity analysis. We support this with VaR risk measures and stress testing. We also monitor our interest rate repricing gap. We regularly review our risk models and metrics including underlying model assumptions to ensure they continue to reflect the risks inherent in the current rate environment and regulatory expectations.
NII and EVE sensitivities (audited)
The calculations for NII and EVE sensitivities involve many assumptions, including expected customer behaviour (such as early repayment of loans) and how interest rates may move. These assumptions are a key part of our overall control framework, so we update and review them regularly. Our NII and EVE sensitivities include the interest rate risk from all our banking book positions. Our banking book positions generate almost all our reported net interest income.

NII sensitivity
NII sensitivity is an income-based measure we use to forecast the changes to interest income and interest expense in different scenarios. It gives us a combined impact on net interest income over a given period – usually 12 or 36 months.

We calculate NII sensitivity by simulating the NII using 2 yield curves. The difference between the 2 NII totals is the NII sensitivity.

EVE sensitivity
–We calculate EVE sensitivity as the change in the net present value of all the interest rate sensitive items in the banking book balance sheet for a defined set of instantaneous parallel and non-parallel shifts in the yield curve.

The limitations of sensitivities
We use sensitivities to measure the impact of standard, instantaneous, parallel shifts in relevant yield curves. The advantage of using standard parallel shifts is they generally give us a constant measure of the size of our market risk exposure, with a simple and consistent stress. We also run non-parallel stress tests, to calculate the impact of some plausible non-parallel scenarios, and over various time periods for income stresses, usually one or three years.
Value at Risk (VaR) (audited)

VaR
–VaR indicates the losses that we might suffer because of unfavourable changes in the markets under normal (non-stressed) market conditions.
We run a historical simulation using historical daily price moves to find how much we might lose, normally at a 99% confidence level.

The limitations of VaR
VaR is a useful and important market standard measure of risk, but it does have some limitations. These include:
–VaR assumes what happened in the past is a reliable way to predict what will happen in the future. This may not always be the case
–VaR is based on positions at the end of the business day so it doesn’t include intra-day positions
–VaR does not predict how big the loss could be on the 1% of trading days that it is greater than the VaR
–Using a time horizon of one day means VaR does not tell us everything about exposures that we cannot liquidate or hedge within a day, or products with infrequent pricing.
Back-testing – comparing VaR estimates with reality
To check that the way we estimate VaR is reasonable, we back-test our VaR by comparing it against both actual and hypothetical profits and losses, using a one-day time horizon. Back-testing allows us to identify exceptions – times when the predictions were out of line with what happened. We can then look for trends in these exceptions, which can help us decide whether we need to recalibrate our VaR model.
Stress testing
Stress testing is an essential part of our risk management. It helps us to measure and evaluate the potential impact on portfolio values of more extreme, although plausible, events or market moves. We express limits as on how much we could lose in a stress event, and this restricts how much risk we take.
Stress testing scenarios
Simple stress tests (like parallel shifts in relevant curves) give us clear measures of risk and a consistent starting point for setting limits. More complex, multi-factor and multi-time period stress tests give us information about specific potential events. They can also test outcomes that we might not capture through parallel stresses or VaR-type measures. We use stress tests to estimate losses in extreme market events beyond the confidence level used in VaR models.
We can adapt our stress tests to reflect current concerns such as climate change risk, the Covid-19 pandemic and other macroeconomic events or changing market conditions. We run individual business area stresses and Santander UK-wide scenarios.
Other ways of measuring risk
As well as using sensitivities and stress tests, we can measure non-traded market risk using net notional positions. This can give us a simple view of our exposure, although we generally need to combine it with other risk measures to cover all aspects of a risk profile, such as projected changes over time. Other metrics we can use include Earnings at Risk (EaR). EaR is like VaR but captures changes in income rather than value. We use this approach for example to generate a one-year EaR measure to assess Basis risk.

Risk mitigation (audited)
We typically hedge the interest rate risk of the securities we hold for liquidity and investment purposes with interest rate swaps. We retain spread exposures, and these are the key drivers of the VaR and stress tests we use to assess the risk of the portfolio. We mitigate Income Statement volatility mainly through hedge accounting. We monitor any hedge accounting ineffectiveness that might lead to Income Statement volatility with a VaR measure and trigger, reported monthly. For our accounting policies for derivatives and hedge accounting, see Note 1 to the Consolidated Financial Statements.
We hedge our foreign currency funding positions back to sterling, so our foreign exchange positions tend to be residual exposures that remain after hedging. These exposures could be, for example, to ‘spot’ foreign exchange rates or to cross currency basis. We monitor foreign exchange risk against absolute net exposures and VaR-based limits and triggers.
For more on this, see ‘Funding strategy‘ and ‘Term issuance’ in the ‘Liquidity risk’ section.
Risk monitoring and reporting (audited)
We monitor our non-traded market risks using sensitivities, VaR and stress tests. We report them against limits and triggers to senior management daily and to ALCO and ERCC each month. The VaR we report captures all key sources of volatility (including interest rate and spread risks) to fully reflect potential volatility.
NON-TRADED MARKET RISK REVIEW
Interest rate risk
Yield curve risk
The table below shows how our net interest income would be affected by a parallel shift (both up and down) applied instantaneously to the yield curve at 31 December 2022 and 31 December 2021 In 2022, we moved to focus on 100 basis points (bps) from previously disclosed sensitivities of 50bps and 25bps. The shift reflects a more realistic stress in the current rate environment. We have replaced the previously disclosed sensitivities of 50bps and 25bps for 2021 with 100 bps sensitivities for consistency with 2022.

	2022		2021
	+100bps	-100bps	+100bps	-100bps
	£m	£m	£m	£m
NII sensitivity (audited)(1)	241	(197)	318	(440)
EVE sensitivity	(487)	635	(431)	184
Based on modelling assumptions of repricing behaviour.
Basis risk
We report basis risk using the EaR approach.

	2022	2021
	£m	£m
Basis risk EaR	2	2

Interest rate repricing gap
The table below shows the interest rate repricing gap of our balance sheet by repricing buckets.

	3 months	1 year	3 years	5 years	>5years	Not sensitive	Total
2022	£m	£m	£m	£m	£m	£m	£m
Assets	106,980	44,748	79,006	52,489	5,249	14,123	302,595
Liabilities	135,801	30,262	58,526	51,161	3,833	25,023	304,606
Off-balance sheet	31,378	(16,133)	(16,972)	723	3,015	—	2,011
Net gap	2,557	(1,647)	3,508	2,051	4,431	(10,900)	—

2021
Assets	111,211	45,979	77,726	44,418	7,191	16,930	303,455
Liabilities	190,649	17,328	25,735	16,108	28,733	25,551	304,104
Off-balance sheet	27,369	(18,508)	(19,842)	3,447	8,183	—	649
Net gap	(52,069)	10,143	32,149	31,757	(13,359)	(8,621)	—
Spread risk
The table below shows the risk metrics covering the portfolios of securities we hold for liquidity and investment purposes.

	2022	2021
	£m	£m
VaR	3	4
Worst three month stressed loss	46	56
2022 compared to 2021
We regularly review our risk models and metrics including underlying modelling assumptions to ensure they continue to reflect the risks inherent in the current rate environment and incorporate regulatory expectations.
NII Sensitivity to a -100bps stress reduced to £(197)m (2021: £(440)m) as the risk of margin compression as a result of customer deposit rates becoming floored reduced in the higher rate environment. The NII sensitivity to a +100bps parallel stress reduced to £241m (2021: £318m), as the mix of customer liabilities changed in the higher rate environment.
EVE Sensitivity to a +100bps stress increased to £(487)m (2021: £(431)m) in the higher rate environment. This was driven by changes in the mix of customer liabilities, offset by a reduction in the profile of the structural position and customer behaviour in response to higher rates.
TRADED MARKET RISK
We have no significant traded market risk exposure. Our only exposure to traded market risk comes from providing permitted financial services to permitted customers. Our exposures are affected by market movements in interest rates, credit spreads, and foreign exchange rates. Traded market risk can reduce our net income. We hedge risks from client trades, and our books are as close to back-to-back as possible, with market risk hedged with Banco Santander SA or CCPs. This is required by Banking Reform legislation. We have two trading desks. The Link Desk transacts derivatives with our corporate clients that are permitted under the ring-fencing regime. The Retail Structured Products desk (RSP) sells investments to retail investors, through our UK branches and other channels. We calculate market risk capital using standard rules.
The Internal VaR for exposure to traded market risk at 31 December 2022 was less than £1m (2021: less than £1m).